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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): July 18, 2003


                                  iVillage Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                     000-25469                 13-3845162
------------------------     -----------------------    ------------------------
   (State or Other              (Commission File            (IRS Employer
   Jurisdiction of                  Number)              Identification No.)
   Incorporation)



500 Seventh Avenue, New York, New York                          10018
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 600-6000
                                                     --------------


                500-512 Seventh Avenue, New York, New York 10018
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             99.1 Press Release dated July 18, 2003 regarding iVillage Inc.'s announcement of the date on which it will report second quarter 2003 financial results and reaffirmation of its previously issued projections for second quarter 2003 revenues and annualized expense reductions.

Item 9.  Regulation FD Disclosure.

         On July 18, 2003, iVillage Inc. issued a press release announcing the date on which it will report second quarter 2003 financial results and reaffirming its previously issued projections for second quarter 2003 revenues and annualized expense reductions. A copy of iVillage's press release announcing these matters is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to both "Item 9. Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    iVillage Inc.
                                                    (Registrant)

         Date:  July 18, 2003                       By:  /s/ Scott Levine
                                                         ----------------------
                                                        Scott Levine
                                                        Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibits
--------

99.1 Press Release dated July 18, 2003 regarding iVillage Inc.'s announcement of the date on which it will report second quarter 2003 financial results and reaffirmation of its previously issued projections for second quarter 2003 revenues and annualized expense reductions.